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                                                                 Exhibit (n)(ii)




                           CONSENT OF FOLEY & LARDNER


        We hereby consent to the reference to this firm under "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 7 to this registration statement (File No. 333-40161).







April 29, 2003                       By:  /s/ Thomas C. Lauerman, Partner
                                          -------------------------------
                                              FOLEY & LARDNER